UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2011

Dollar General Corporation
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 1, 2011, Dollar General Corporation (the “Company”) issued a news release regarding results of operations and financial condition for the first quarter ended April 29, 2011. The news release is attached hereto as Exhibit 99.

ITEM 5.07          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting of the Company’s Shareholders (the “Annual Meeting”) was held on May 25, 2011. The following are the final voting results on proposals considered and voted upon by shareholders, all of which are described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed April 5, 2011 (the “Proxy Statement”).

The following individuals were elected to serve as directors of the Company.  Votes were cast as follows:

Name	Votes For	Votes Withheld	Broker Non- Votes
Raj Agrawal	278,353,842	51,302,656	3,182,972
Warren F. Bryant	321,060,572	8,595,926	3,182,972
Michael M. Calbert	275,181,143	54,475,355	3,182,972
Richard W. Dreiling	312,776,320	16,880,178	3,182,972
Adrian Jones	278,353,329	51,303,169	3,182,972
William C. Rhodes, III	321,059,552	8,596,946	3,182,972
David B. Rickard	328,723,574	932,924	3,182,972

The compensation of the Company’s named executive officers was approved on an advisory basis. Votes were cast as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
318,057,340	11,527,743	71,415	3,182,972

The Company’s shareholders selected, on an advisory basis, 3 years as the frequency on which future advisory votes shall be held on the compensation of the Company’s named executive officers. Votes were cast as follows:

1 Year	2 Years	3 Years	Votes Abstaining	Broker Non-Votes
62,327,205	46,373	267,223,678	59,242	3,182,972

In light of this recommendation from the Company’s shareholders, which is consistent with the Board of Directors’ voting recommendation as described in the Proxy Statement, the Company has determined that it will include an advisory shareholder vote on executive compensation in the Company’s proxy materials every 3 years until the next required advisory vote on the frequency of future advisory votes on executive compensation, which will occur no later than the Company’s Annual Meeting of Shareholders in 2017.

The appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2011 was ratified.  Votes were cast as follows:

Votes For	Votes Against	Votes Abstaining
331,942,086	756,298	141,086

ITEM 7.01          REGULATION FD DISCLOSURE.

The information set forth in Item 2.02 above is incorporated herein by reference. The news release also sets forth statements regarding the Company’s outlook, information regarding the Company’s planned conference call, and certain other matters.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS.

    (a)          Financial statements of businesses acquired.  N/A
    (b)          Pro forma financial information.  N/A
    (c)          Shell company transactions.  N/A
    (d)          Exhibits.  See Exhibit Index immediately following the signature page hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 1, 2011	DOLLAR GENERAL CORPORATION

		By:	/s/ Susan S. Lanigan
Susan S. Lanigan
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99	News release dated June 1, 2011 regarding fiscal 2011 first quarter financial results

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